                                  EXHIBIT 10

                         INVESTMENT BANKING AGREEMENT
                         ----------------------------

This Agreement is made as of August 26, 1997, by and between Alpha Bytes, Inc., a Colorado Corporation ("Contractor") with its principal offices at 521 Buffalo Avenue, Niagara Falls, NY, 14303, and Fortress Financial Group, Ltd., a Delaware Corporation, ("FORTRESS") with its principal offices at 1204 Palm Boulevard, Second Floor, Isle Of Palms, South Carolina 29451.

                                   WITNESSETH
                                   ----------

WHEREAS, Contractor requires expertise in the area of investment banking to support it's business and growth;

WHEREAS, FORTRESS has substantial contacts among the members of the investment community, investment banking expertise, and desires to act as a consultant to provide investment banking and advisory services;

NOW, THEREFORE, in consideration of the premise and the mutual promises and covenants contained herein and subject specifically to the conditions hereof, and intending to be legally bound thereby, the parties agree as follows:

1.   CERTAIN DEFINITIONS - When used in this Agreement, the following terms
     -------------------
     shall have the meanings set forth below:

1.1  AFFILIATE - any persons or entities controlled by a party.
     ---------

1.2  CONTRACTOR - the Contractor who use the services of FORTRESS.
     ----------

1.3  CONTRACTOR CLIENTS - the Contractor's clients who use the services of
     ------------------
FORTRESS through the Contractor.

1.4  CONTACT PERSON - the person who shall be primarily responsible for carrying
     --------------
out the duties of the parties hereunder. Contractor and FORTRESS shall each appoint a Contact Person to be responsible for their respective duties. In the event that one party gives notice to the other party in writing that, in their reasonable opinion, the other party's Contact Person is not able to fulfill their duties and responsibilities hereunder, both parties shall mutually agree upon a replacement Contact Person within 10 days of the said notice.

1.5  EXTRAORDINARY EXPENSES - expenses that are beyond those expenses that are
     ----------------------
usual, regular, or customary in the conduct of in-house activities in fulfillment of the scope of this agreement.

1.6  EQUITY - cash, securities or liquid assets, specifically excluding real
     ------
property.

1.7  PAYMENT OR PAYABLE IN KIND - distribution of the proceeds of a transaction
     --------------------------
in the same type and form as was given as valuable consideration for the transaction.

2.   CONTACT PERSONS.  The Contact Person for Contractor is Michael Bennett, VP
     ----------------
Operations. The Contact Person for FORTRESS is Gregory D. Walker, President.

3.   SERVICES TO BE RENDERED BY FORTRESS.  Services to be rendered, on a best
     ------------------------------------
efforts basis, by FORTRESS are as follows:

3.1  ADVICE AND COUNSEL.  FORTRESS will provide advice and counsel regarding
     -------------------
Contractor's strategic business and financial plans, strategy and negotiations with potential lenders/investors, merger/acquisition candidates, joint ventures, corporate partners and others involving financial and financially related transactions.

3.2  INTRODUCTIONS TO THE SECURITIES BROKERAGE COMMUNITY.  FORTRESS has a close
     ----------------------------------------------------
association with numerous broker/dealers and investment professionals across the country and will enable contact between Contractor and/or Contractor clients to facilitate business transactions among them. FORTRESS shall use their contacts in the brokerage community to assist Contractor in establishing relationships with securities dealers and to provide the most recent corporate information to interested securities dealers on a regular and continuous basis. FORTRESS understands that this is in keeping with Contractor's business objective to establish a nationwide network of securities dealers who have an interest in Contractor's securities.

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

3.3  MARKET-MAKING INTELLIGENCE.  FORTRESS's clearing agent, First Southwest
     ---------------------------
Company, is a market-maker in numerous securities, and FORTRESS has access to proprietary information through First Southwest Company's market-making facilities and personnel. FORTRESS will monitor and react to sensitive market information on a timely basis and provide advice and counsel and proprietary intelligence (including but not limited to information on price, volume and the identification of market-makers, buyers and sellers) to Contractor in a timely fashion with respect to securities in which Contractor has an interest. Contractor understands that this information is available from other sources but acknowledges that FORTRESS can provide it in a more timely fashion and with substantial value-added interpretation of such information. The foregoing notwithstanding, no information will be provided to Contractor with respect to the activities of any other FORTRESS customers or customer accounts without such customer's prior consent.

3.4  CONTRACTOR AND/OR CONTRACTOR CLIENT TRANSACTION DUE DILIGENCE.  FORTRESS
     --------------------------------------------------------------
will undertake due diligence on all proposed financial transactions affecting the Contractor, of which FORTRESS is notified in writing in advance, including investigation and advice on the financial, valuation and stock price implications thereof.

3.5  ADDITIONAL DUTIES.  Contractor and FORTRESS shall mutually agree upon any
     ------------------
additional duties which FORTRESS may provide for compensation paid or payable by Contractor under this Agreement. Such additional agreement(s) may, although there is no requirement to do so, may be attached hereto and made a part hereof by written amendments to be listed as "Exhibits" beginning with "Exhibit A" and initialed by both parties.

3.6  BEST EFFORTS.  FORTRESS shall devote such time and best efforts to the
     -------------
affairs of the Contractor as is reasonable and adequate to render the consulting services contemplated by this agreement. FORTRESS is not responsible for the performance of any services which may be rendered hereunder without the Contractor providing the necessary information in writing prior thereto, nor shall FORTRESS include any services that constitute the rendering of any legal opinions or performance of work that is in the ordinary purview of the Certified Public Accountant. FORTRESS cannot guarantee results on behalf of Contractor, but shall pursue all avenues available through its' network of financial contracts. At such time as an interest is expressed in Contractor's needs, FORTRESS shall notify Contractor and advise it as to the source of such interest and any terms and conditions of such interest. The acceptance and consummation of any transaction is subject to acceptance of the terms and conditions by Contractor. It is understood that a portion of the compensation to be paid hereunder is being paid hereunder by Contractor to have FORTRESS remain available to assist with transactions on an as-needed basis.

4.   COMPENSATION TO FORTRESS.
     -------------------------

4.1  INITIAL FEE.  Contractor shall pay FORTRESS an initial fee of $25,000
     ------------
(Twenty-Five Thousand Dollars) for FORTRESS' initial set-up activities which are necessary for FORTRESS to provide the services herein. This fee shall be
considered in arrears if not received by the tenth   (10th) business day
following the due date specified in the "Addendum".

4.2  ADDITIONAL FEES.  Contractor and FORTRESS shall mutually agree upon any
     ----------------
additional fees which Contractor may pay in the future for services rendered by FORTRESS under this Agreement. Such additional agreement(s) may, although there
is   no requirement to do so, be attached hereto and made apart hereof as
Exhibits beginning with Exhibit A.

4.3  OPTIONAL FORM OF PAYMENT.  FORTRESS may, at the time for each payment and
     -------------------------
at its' sole option, elect to receive all or a portion of said fees in the form of securities, equity, or financing instruments issued by Contractor to FORTRESS on terms agreed by Contractor in writing.

4.4  EXTRAORDINARY EXPENSES.  All expenses of FORTRESS should be pre-approved,
     -----------------------
in writing, including extraordinary expenses and any not defined in 4.7. Payment should be made 30 days after receipt of invoices.

4.5  INTEREST ON FUNDS DUE.  Contractor shall pay interest on all payments in
     ----------------------
arrears due FORTRESS, at the rate of ten percent (10%) per annum. Contractor shall have up to 30 days from the receipt of invoices to reconcile the said invoices.

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

4.6  EXPENSES.  All expenses including, but not limited to, all registration
     ---------
fees paid to the Securities and Exchange Commission, fees and expenses of accountants, fees and expenses of legal counsel, printing and engraving expenses, postage and distribution fees, transfer agent fees, escrow fees, NASD registration or exchange listing fees (but not including underwriting discounts and commissions relating to shares and warrants of any holder being offered thereby and fees and expenses of any special counsel of any selling shareholder) of any registration(s) made pursuant to paragraph (4.1) hereof shall be borne and paid by the Contractor. Underwriting discounts and commissions shall be borne pro rata by any selling shareholder in proportion to the number of shares being offered by such selling shareholder. All expenses should be pre-approved, in writing by Contractor.

5.   INDEMNIFICATION.  The Contractor agrees to indemnify and hold harmless
     ----------------
FORTRESS, each of its officers, directors, employees and each person, if any, who controls FORTRESS against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any injury (whether to body, property, personal or business character or reputation) sustained by any person or to any person or property by reason of any act, neglect, default or omission, or any untrue or alleged untrue statement of a material fact, or any misrepresentation of any material fact or any breach of any material warranty or covenant as the Contractor or any of its agents, employees, or other representatives arising out of, or in relation to, this Agreement. Nothing herein is intended to nor shall it relieve either party from liability for its own act, omission or negligence. All remedies provided by law, or in equity shall be cumulative and not in the alternative.

FORTRESS agrees to indemnify and hold harmless Contractor, each of its officers, directors, employees and each person, if any, who controls FORTRESS against any and all liability, loss and costs, expenses or damages, including but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever or howsoever caused by reason of any injury (whether to body, property, personal or business character or reputation) sustained by any person or to any person or property by reason of any act, neglect, default or omission, or any untrue or alleged untrue statement of a material fact, or any misrepresentation of any material fact or any breach of any material warranty or covenant as the Contractor or any of its agents, employees, or other representatives arising out of, or in relation to, this Agreement. Nothing herein is intended to nor shall it relieve either party from liability for its own act, omission or negligence. All remedies provided by law, or in equity shall be cumulative and not in the alternative.

6.   CONTRACTOR REPRESENTATIONS.  Contractor hereby represents, covenants and
     ---------------------------
warrants to FORTRESS as follows:

6.1  AUTHORIZATION.  Contractor and its signatories herein have full power and
     --------------
authority to enter into the Agreement and to carry out the transactions contemplated hereby.

6.2  NO VIOLATION.  Neither the execution and delivery of this Agreement nor the
     -------------
consummation of the transactions contemplated hereby will violate any provision of the charter or by-laws of Contractor, or violate any terms of provision of any other Agreement or any statute or law.

6.3  AGREEMENT IN FULL FORCE AND EFFECT.  All contracts, agreements, plans,
     -----------------------------------
leases, policies, and licenses referenced herein to which Contractor is a party are valid and in full force and effect.

6.4  LITIGATION.  Except as set forth below, there is no action, suit, inquiry,
     -----------
proceeding or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best knowledge of Contractor threatened against or invoking Contractor, or which questions or challenges the validity of the Agreement and its subject matter; and Contractor does no know or have any reason to know of any valid basis for any such action, proceeding or investigation.

6.5  CONSENTS.  No consent of any person, other than the signatories hereto, is
     ---------
necessary to the consummation of the transactions contemplated hereby,
including,   without limitation, consents from parties to loans, contracts,
lease or other Agreements   and consents from governmental agencies, whether
federal, state, or local.

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

6.6  FORTRESS RELIANCE.  FORTRESS has and will rely upon the documents,
     ------------------
instruments and written information furnished to FORTRESS by the Contractor's
officers   or designated employees.

A.   CONTRACTORS MATERIAL.  All representations and statements provided about
     ---------------------
the Contractor are true and complete and accurate to the best of Contractor's knowledge. Contractor agrees to indemnify, hold harmless, and defend FORTRESS, its officers, directors, agents and employees, at Contractor's expense for any proceeding or suit which may raise out of any inaccuracy or incompleteness of any such material or written information supplied to FORTRESS.

B.   CONTRACTOR CLIENT AND OTHER MATERIAL.  Contractor warrants that all
     -------------------------------------
representation and statements provided, other than that about the   Contractor,
are, to the best of its knowledge, true, complete and accurate.

6.7  SERVICES NOT EXPRESSED OR IMPLIED.
     ---------------------------------

A. FORTRESS has not agreed with Contractor in this Agreement or any other Agreement, verbal or written, to be a market-maker (but may be a placement agent by other "Selling Agreement" from time-to-time) in Contractor's securities or in any specific securities or securities in which Contractor or Contractor's Client has an interest; and,

B. Any payments made herein to FORTRESS are not, and shall not be construed as, compensation to FORTRESS for the purposes of making a market, to cover FORTRESS out-of-pocket expenses for making a market, or for the submission by FORTRESS of an application to make a market in any securities; and,

C. No payments made herein to FORTRESS are for the purpose of affecting the price of any security of influencing any market-making functions, including but not limited to bid/ask quotations, initiation and termination of quotations, retail securities activities, or for the submission of any application to make a market.

7.   CONFIDENTIALITY.
     ----------------

7.1 FORTRESS and Contractor each agree to provide reasonable security measures to keep information confidential where release may be detrimental to their respective business interests. FORTRESS and Contractor shall each require their employees, agents, affiliates, subcontractors, other licensees, and others who will have access to the information through FORTRESS and Contractor respectively, to first enter appropriate non-disclosure Agreements requiring the
confidentiality contemplated by this Agreement   in perpetuity.

7.2 FORTRESS will not, either during its engagement by the Contractor pursuant to this agreement or at any time thereafter, disclose, use or make known for its or another's benefit, any confidential information, knowledge, or data of the Contractor or any of its affiliates in any way acquired or used by FORTRESS during its engagement by the Contractor. Confidential information, knowledge or data of the Contractor and its affiliates shall not include any information which is, or becomes generally available to the public other than as a result of a disclosure by FORTRESS or its representatives.

8.   MISCELLANEOUS PROVISIONS.
     -------------------------

8.1  AMENDMENT AND MODIFICATION.  This Agreement may be amended, modified and
     ---------------------------
supplemented only by written agreement of FORTRESS and Contractor.

8.2  WAIVER OF COMPLIANCE.  Any failure of FORTRESS, on the one hand, or
     ---------------------
Contractor, on the other, to comply with any obligation agreement of condition herein may be expressly waived in writing, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

8.3  EXPENSES:  TRANSFER TAXES, ETC.  Whether or not the transaction, if any,
     -------------------------------
contemplated by this Agreement shall be consummated, FORTRESS agrees that all fees and expenses incurred by FORTRESS in connection with this Agreement shall be borne by FORTRESS and Contractor agrees that all fees and expenses incurred by Contractor in connection with this Agreement shall be borne by Contractor, including, without limitation as to FORTRESS or Contractor, all fees of counsel and accountants.

8.4  OTHER BUSINESS OPPORTUNITIES.  Except as expressly provided in this
     -----------------------------
Agreement, each party hereto shall have the right independently to engage in and
receive full benefits   from business activities.  In case of business

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

activities which would be competitive with the other party, notice shall be given prior to this Agreement or, if such activities are proposed, within ten
(10) days prior to engagement therein. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture, corporation of either party.

8.5  COMPLIANCE WITH REGULATORY AGENCIES.  Each party agrees that all actions,
     ------------------------------------
direct or indirect, taken by it and it's respective agents, employees and affiliates in connection with this agreement and any financing or underwriting hereunder shall conform to all applicable Federal and State securities laws.

8.6  NOTICES.  Any notices to be given hereunder by any party to the other may
     --------
be effected by personal delivery in writing or in by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the "Contact Person" at the addresses appearing in the introductory paragraph of the Agreement, but any party may change his address by written notice in accordance with this subsection. Notices delivered personally shall be deemed communicated as of actual receipt; mailed notices shall be deemed communicated as of five (5) days after mailing.

8.7  ASSIGNMENT.  This agreement and all of the provisions hereof shall be
     -----------
binding upon and insure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any right, interest or obligations hereunder will be assigned by any of the parties hereto without the prior written consent of the other parties, except by operation of law.

8.8  DELEGATION.  Neither party shall delegate the performance of its duties
     -----------
under this agreement without the prior written consent of the other party.

8.9  PUBLICITY.  Neither FORTRESS nor Contractor shall make or issue, or cause
     ----------
to be made or issued, any announcement or written statement concerning this Agreement or the transaction contemplated hereby for dissemination to the general public without the prior consent of the other party. This provision shall not apply, however, to any announcement of written statement required to be made by law of the regulations of any Federal or State governmental agency, except that the party concerning the timing and consent of such announcement before such announcement is made.

8.10 GOVERNING LAW.  This Agreement and the legal relations among the parties
     --------------
hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflict of law doctrine. Contractor and FORTRESS agree that if any action is instituted to enforce or interpret any provision of this Agreement, the jurisdiction and venue shall be Niagara Falls, New York.

8.11 COUNTERPARTS.  This Agreement may be executed simultaneously in two or more
     -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.12 HEADINGS.  The heading of the sections of this Agreement are inserted for
     ---------
convenience only and shall not constitute a part hereto or affect in any way the meaning or interpretation of this Agreement.

8.13 ENTIRE AGREEMENT.  This Agreement, including any Exhibits hereto, and the
     -----------------
other documents and certificates delivered pursuant to the terms hereto, sets for the entire Agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promise, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

8.14 THIRD PARTIES.  Except as specifically set forth or referred to herein,
     --------------
nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or corporation other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

8.15 ATTORNEYS' FEES AND COSTS.  If any action is necessary to enforce and
     --------------------------
collect upon the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs, in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire Agreement.

8.16 SURVIVABILITY.  If any part of this Agreement is found, or deemed by a
     --------------
court of competent jurisdiction to be invalid or unenforceable, that part shall be severable from the remainder of the Agreement.

8.17 FURTHER ASSURANCES.  Each of the parties agrees that it shall from time-to-
     -------------------
time take such actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement.

8.18 RIGHT TO DATA AFTER TERMINATION.  After termination of this Agreement each
     --------------------------------
party shall be entitled to copies of all information acquired hereunder as of the date of termination and not previously furnished to it.


8.19 RELATIONSHIP OF THE PARTIES.  Nothing contained in this Agreement shall be
     ----------------------------
deemed to constitute either party to become the partner of the other, the agent or legal representative of the other, nor create any fiduciary relationship between them, except as otherwise expressly provided herein . It is not the intention of the parties to create nor shall this Agreement be construed to create any commercial relationship or other partnership. Neither party shall have any authority to act for or to assume any obligation or responsibility on
behalf of the other party, except as otherwise expressly provided   herein.  The
rights, duties, obligations and liabilities of the parties shall be separate, not joint or collective. Each party shall be responsible only for its obligations as herein set out and shall be liable only for its share of the costs and expenses as provided herein.

8.20 NO AUTHORITY TO OBLIGATE THE CONTRACTOR.  Without the consent of the Board
     ----------------------------------------
of Directors of the Contractor, FORTRESS shall have no authority to take, nor shall it take, any action committing or obligating the Contractor in any manner, and it shall not represent itself to other as having such authority.

9.   TERM OF AGREEMENT AND TERMINATION.  This Agreement shall be effective upon
     ----------------------------------
execution, shall continue for one year unless terminated sooner, by either party, upon giving to the other party thirty (30) days written notice, after which time this Agreement is terminated. FORTRESS shall be entitled to the finders fees described in this Agreement for funding or underwriting commitments entered into by Contractor's client within one (1) year after the termination of this Agreement if said funding or underwriting was the result of FORTRESS efforts prior to the termination of Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.


CONTRACTOR:  ALPHA BYTES, INC.         FORTRESS:  FORTRESS FINANCIAL GROUP, LTD.

BY:                                    BY:
   ---------------------------            --------------------------------------
   ANTON STEPHENS, PRESIDENT              GREGORY D. WALKER, PRESIDENT



                                   ADDENDUM
                                   --------

                   ADDENDUM TO INVESTMENT BANKING AGREEMENT

1.   SHARES.  The number of stock shares granted to FORTRESS from Contractor
     -------
are: (as of the date of this agreement) 50,000 (Fifty Thousand) Free Trading Shares of the Company's common stock (hereinafter the "Shares"). FORTRESS' ownership interest in the shares shall vest immediately.



CONTRACTOR:  ALPHA BYTES, INC.         FORTRESS:  FORTRESS FINANCIAL GROUP, LTD.

BY:                                    BY:
   ---------------------------            --------------------------------------
   ANTON STEPHENS, PRESIDENT              GREGORY D. WALKER, PRESIDENT



                                   EXHIBIT A
                                   ---------

                   DUTIES OF FORTRESS FINANCIAL GROUP, LTD.


NO ADDITIONAL DUTIES OR FEES HAVE BEEN AGREED TO UNLESS THIS PAGE IS AMENDED AND SIGNED BY BOTH PARTIES

                                      12